            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Choice IV Variable Annuity for FS Variable Separate Account of The United States Life Insurance Company in the City of New York of our report dated April 25, 2012, relating to the financial statements of The United States Life Insurance Company in the City of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011. We also consent to the use in such Registration Statement of our report dated April 25, 2012, relating to the statements of assets and liabilities, including the schedules of portfolio investments, of FS Variable Separate Account at December 31, 2011, the related statements of operations for the year then ended, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 23, 2012, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in the Annual Report on Form 10-K for dated February 23, 2012 of American International Group, Inc. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 25, 2012

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Choice IV Variable Annuity for FS Variable Separate Account of The United States Life Insurance Company in the City of New York of our report dated 24 February 2012 relating to the consolidated financial statements of AIA Group Limited which appears in American International Group's Amendment No. 1 on Form 10-K/A. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers
Hong Kong
25 April 2012